                                                                   EXHIBIT 10.32

                                                                  CONFORMED COPY


                    AMENDMENT NO. 1 AND CONSENT dated as of January 6, 1998
               (this "Amendment"), to the Credit Agreement dated as of July 31, 1997 (the "Credit Agreement"), among Catalytica, Inc., a Delaware corporation ("Catalytica"); Catalytica Pharmaceuticals, Inc., a Delaware corporation (the "Borrower"); the financial institutions party thereto as Lenders (the "Lenders"); The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, as collateral agent for the Lenders, as Documentation Agent for the Lenders and as issuing bank (in such capacity, the "Issuing Bank").

          A. The Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

          B. Catalytica Combustion intends to enter into a stock purchase agreement with Enron Ventures Corp. ("Enron") on or before January 31, 1998, pursuant to which Catalytica Combustion will issue approximately 15% of its capital stock in exchange for $30,000,000 in cash (the "Equity Issuance").

          C. In connection with the Equity Issuance, Catalytica has agreed to contribute on or after the Catalytica Combustion Release Date additional capital to Catalytica Combustion in the form of notes that evidence approximately $12,500,000 of intercompany loans made by Catalytica to Catalytica Combustion and its subsidiaries (the "Conversion", and together with the Equity Issuance, the "Transactions").

          D. In connection with the Transactions, the Borrower has requested that (a) the requisite Lenders consent to the Transactions, and (b) the Credit Agreement be amended as set forth herein. The requisite Lenders are willing to grant such consent and so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          E. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendment to Article I of the Credit Agreement.  Article I
                      -----------------------------------------------
of the Credit Agreement is hereby amended by (a) deleting the word "Subsidiary" wherever such word appears in such Article (other than (i) in the fourth line of the definition of the term "Environmental Liability", (ii) in the definition of the term "Foreign Subsidiary", (iii) in the definition of the term "Inactive Subsidiary", (iv) in the definition of the term "Non-Borrower Subsidiary", (v) in the definition of the term "Subsidiary", (vi) in the definition of the term "Subsidiary Loan Party" and (vii) in the phrases "Subsidiary Loan Party" and "Subsidiary Loan Parties") and inserting in lieu thereof the phrase "Restricted Subsidiary" and (b) deleting the word "Subsidiaries" wherever such word appears in Article I and inserting in lieu thereof the phrase "Restricted Subsidiaries".

          SECTION 2.  Amendment to Section 1.01 of the Credit Agreement.  (a)
                      --------------------------------------------------
The definition of the term "Adjusted Consolidated EBITDA" set forth in Section
1.01 of the Credit Agreement is hereby amended by inserting the word "Restricted" before the word "Subsidiary's" in the fourth and ninth lines of such definition.

          (b) The definition of the term "Capital Expenditures" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting the words "and its consolidated subsidiaries" from the third and seventh lines of such definition and inserting in lieu thereof the following phrase: ", the Borrower and the Restricted Subsidiaries".

          (c) The definition of the term "Catalytica Combustion Release Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting after the phrase "subsidiaries)" in the tenth line of such definition, the following phrase:

          ", provided that Catalytica may instead contribute on or after the
             --------
          Catalytica Combustion Release Date additional capital to Catalytica Combustion in the form of notes that evidence up to $4,250,000 in the aggregate of intercompany loans made by Catalytica to Catalytica Combustion and its subsidiaries after the date of this Agreement."

          (d) The definition of the term "Consolidated EBITDA" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "and (e)" from the seventh line of such definition and inserting in lieu thereof the following phrase: ", (e) the amount of dividends and distributions (other than loans, advances or tax sharing payments) actually received in cash by Catalytica, the Borrower or any of the Restricted Subsidiaries from any Unrestricted Subsidiary during such period and (f)".

          (e) The definition of the term "Consolidated Net Income" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting the words "or any of its subsidiaries" from the last line of such definition and inserting in lieu thereof the following phrase ", the Borrower or any of the Restricted Subsidiaries".

          (f) The definition of the term "Excess Cash Flow" set forth in Section
1.01 of the Credit Agreement is hereby amended by (i) deleting the phrase "and its consolidated subsidiaries" from the third line of clause (c), the fourth through fifth lines of clause (d) and the second line of clause (f) of such definition and inserting in lieu thereof the phrase ", the Borrower and the Restricted Subsidiaries" and (ii) inserting the phrase "plus (iv) the amount, if any, of dividends and distributions (other than loans, advances or tax sharing payments) actually received in cash by Catalytica or the Restricted Subsidiaries from any Unrestricted Subsidiary during such period" before the semicolon in the seventh line of clause (c) of such definition.

          (g) The definition of the term "Net Working Capital" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "and its consolidated subsidiaries" from the second and third through fourth lines of such definition and inserting in lieu thereof the phrase ", the Borrower and the Restricted Subsidiaries".

          (h) Section 1.01 of the Credit Agreement is hereby amended by inserting, in appropriate alphabetical order, the following definitions:

               "Restricted Subsidiary" means (a) prior to the Catalytica
                ---------------------
          Combustion Release Date, any Subsidiary and (b) after the Catalytica Combustion Release Date, any Subsidiary that is not an Unrestricted Subsidiary.


               "Unrestricted Subsidiary" means, after the Catalytica Combustion
                -----------------------
          Release Date, Catalytica Combustion and each of its subsidiaries.

          SECTION 3.  Amendment to Section 2.10 of the Credit Agreement.
                      --------------------------------------------------
Section 2.10(b) of the Credit Agreement is hereby amended by inserting the word "Restricted" before the word "Subsidiary" in the second line of such Section.

          SECTION 4.  Amendment to Article III of the Credit Agreement.
                      -------------------------------------------------
Article III of the Credit Agreement is hereby amended by (a) deleting the word "Subsidiary" wherever such word appears in such Article (other than in the phrases "Inactive Subsidiary", "Non-Borrower

Subsidiary", "Subsidiary Loan Party" and "Subsidiary Loan Parties") and inserting in lieu thereof the phrase "Restricted Subsidiary" and (b) deleting the word "Subsidiaries" wherever such word appears in such Article (other than in Sections 3.04(b), 3.06(a) and 3.06(b)) and inserting in lieu thereof the phrase "Restricted Subsidiaries".

          SECTION 5.  Amendment to Article V of the Credit Agreement.  Article V
                      -----------------------------------------------
of the Credit Agreement is hereby amended by (a) deleting the word "Subsidiary" wherever such word appears in such Article (other than (i) in the third line of Section 5.01(g), (ii) in the third line of Section 5.01(h), (iii) in the third line of Section 5.02 and (iv) in the phrases "Inactive Subsidiary", "Foreign Subsidiary", "Subsidiary Loan Party" and "Subsidiary Loan Parties") and inserting in lieu thereof the phrase "Restricted Subsidiary" and (b) deleting the word "Subsidiaries" wherever such word appears in Article V and inserting in lieu thereof the phrase "Restricted Subsidiaries".

          SECTION 6.  Amendment to Section 5.01 of the Credit Agreement.
                      --------------------------------------------------
Section 5.01 of the Credit Agreement is hereby amended by deleting paragraphs
(a), (b) and (c) thereof and inserting in lieu thereof the following:

               "(a) within 90 days after the end of each fiscal year of Catalytica, (i) the audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Subsidiaries as of the end of and for such year and (ii) the unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Restricted Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, in the case of such consolidated financial statements, reported on by Ernest & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Catalytica and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

               (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Catalytica, (i) the consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year and (ii) the unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Restricted Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Catalytica and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

               (c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of Catalytica, (i) the consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Subsidiaries as of the end of and for such fiscal month and then elapsed portion of the fiscal year, and (ii) the unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Restricted Subsidiaries as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of Catalytica and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;"

          SECTION 7.  Amendment to Section 5.08 of the Credit Agreement.
                      --------------------------------------------------
Section 5.08 of the Credit Agreement is hereby amended by inserting, before the word "whether" in the second line in clause (b) of such Section, the following phrase:

          "determined for purposes of this Section 5.08 without regard to the final proviso in the definition of the term "Net Proceeds" and".

          SECTION 8.  Amendment to Article VI of the Credit Agreement.  Article
                      ------------------------------------------------
VI of the Credit Agreement is hereby amended by (a) deleting the word "Subsidiary" wherever such word appears in such Article (other than (i) in the fifth line of Section 6.01(b), (ii) in the second line of Section 6.05(c) and
(iii) in the phrases "Foreign Subsidiary", "Subsidiary Loan Party", "Subsidiary Loan Parties" and "Non-Borrower Subsidiary") and inserting in lieu thereof the phrase "Restricted Subsidiary" and (b) deleting the word "Subsidiaries" wherever such word appears in such Article (other than in the phrase "Non-Borrower Subsidiaries") and inserting in lieu thereof the phrase "Restricted Subsidiaries".

          SECTION 9.  Amendment to Section 6.01 of the Credit Agreement.
                      --------------------------------------------------
Section 6.01(a) of the Credit Agreement is hereby amended by (a) inserting the word "and" after the semicolon in the last line of clause (vi) of such Section,
(b) deleting the phrase "; and" from the last line of clause (vii) of such Section and inserting in lieu thereof a period and (c) deleting paragraph (viii) of such Section. Section 6.01(b) of the Credit Agreement is hereby amended by inserting the phrase "6.04(d), 6.04(i) or" after the word "Section" in the third line of such Section.

          SECTION 10.  Amendment to Section 6.02 of the Credit Agreement.
                       --------------------------------------------------
Section 6.02 of the Credit Agreement is hereby amended by (a) inserting the word "and" after the semicolon in the last line of clause (e) of such Section, (b) deleting the phrase "; and" from the last line of clause (f) of such Section and inserting in lieu thereof a period and (c) deleting paragraph (g) of such Section.

          SECTION 11.  Amendment to Section 6.04 of the Credit Agreement.  (a)
                       --------------------------------------------------
Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the words "its subsidiaries" in the second line of clause (h) of such Section and inserting in lieu thereof the phrase ", the Borrower and the Restricted Subsidiaries", (b) deleting the word "and" from the last line of clause (h) of such Section, (c) deleting the number "15,000,000" in the third line of clause
(i) of such Section and inserting in lieu thereof the number "10,000,000", (d) deleting the period from the last line of clause (i) of such Section and inserting in lieu thereof the phrase "; and", (e) inserting after clause (i) of such Section the phrase "(j) payments to Catalytica Combustion and its subsidiaries permitted by Section 6.09(e).", (f) inserting the phrase "and except as otherwise provided in Section 6.04(i)" after the phrase "(f)" in the first line in the last paragraph of such Section, (g) deleting the word "subsidiaries" from the third line in the last paragraph of such Section and inserting in lieu thereof the phrase "Restricted Subsidiaries" and (h) deleting clauses (e) and (f) of the last paragraph of such Section and inserting in lieu thereof the following:

          "(e) Advanced Technologies and its subsidiaries shall not make after the Effective Date any investment in or loan or advance to or Guarantee any Indebtedness of any other Non-Borrower Subsidiaries other than their respective subsidiaries, (f) prior to the Catalytica Combustion Release Date, neither Catalytica Combustion nor any of its subsidiaries shall make after the Effective Date any investment in or loan or advance to or Guarantee any Indebtedness of any Non-Borrower Subsidiaries other than Catalytica Combustion and its subsidiaries and
          (g) on and after the Catalytica Combustion Release Date, none of Catalytica, the

          Borrower or any Restricted Subsidiary shall make any investment in or loan or advance to or Guarantee any Indebtedness of Catalytica Combustion or any of its subsidiaries".

          SECTION 12.  Amendment to Section 6.05 of the Credit Agreement.
                       --------------------------------------------------
Section 6.05(c) of the Credit Agreement is hereby amended by deleting the phrase "and its subsidiaries" from the eighth and ninth lines of such Section and inserting in lieu thereof the phrase ", the Borrower and the Restricted Subsidiaries".

          SECTION 13.  Amendment to Section 6.06 of the Credit Agreement.
                       --------------------------------------------------
Section 6.06 of the Credit Agreement is hereby amended by deleting the word "Enter" from the first line of such Section and inserting in lieu thereof the phrase "Catalytica and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter".

          SECTION 14.  Amendment to Section 6.08 of the Credit Agreement.
                       --------------------------------------------------
Section 6.08 of the Credit Agreement is hereby amended by (a) deleting clause
(c) of such Section, (b) deleting the phrase "(d)" in the eighth line of such Section and inserting in lieu thereof the phrase ", (c)" and (c) deleting the phrase "(e)" in the ninth line of such Section and inserting in lieu thereof the phrase "(d)".

          SECTION 15.  Amendment to Section 6.09 of the Credit Agreement.
                       --------------------------------------------------
Section 6.09 of the Credit Agreement is hereby amended by (a) deleting the word "and" from the tenth line of such Section and inserting a comma in lieu thereof and (b) inserting after the word "Catalytica" in the eleventh line of such Section the following phrase:

          "and (e) payments made by Catalytica to Catalytica Combustion or its subsidiaries in the amount of the actual reduction in the amount of Taxes that would have been paid by Catalytica that is directly attributable to the net operating losses or similar tax benefits provided by the Unrestricted Subsidiaries."

          SECTION 16.  Amendment to Section 6.15 of the Credit Agreement.
                       --------------------------------------------------
Section 6.15 of the Credit Agreement is hereby amended by deleting the phrase "of Catalytica and the Subsidiaries" from the second and third lines of such Section.

          SECTION 17.  Amendment to Article VII of the Credit Agreement.
                       -------------------------------------------------
Article VII of the Credit Agreement is hereby amended by (a) deleting the word "Subsidiary" wherever such word appears in such Article (other than (i) in the third and seventh lines of paragraph (i) of such Article, (ii) in the first and eighth lines of paragraph (j) of such Article and (iii) in the first line of paragraph (k) of such Article) and inserting in lieu thereof the phrase "Restricted Subsidiary" and (b) deleting the word "Subsidiaries" wherever such word appears in such Article and inserting in lieu thereof the phrase "Restricted Subsidiaries".

          SECTION 18.  Consent.  The Required Lenders hereby consent to (a) the
                       --------
Equity Issuance and (b) the Conversion.

          SECTION 19.  Representations and Warranties.  Each of Catalytica and
                       -------------------------------
the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) On and as of the date of this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

          SECTION 20.  Conditions to Effectiveness.  This Amendment shall become
                       ----------------------------
effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Catalytica, the Borrower, the Required Lenders and Term Loan Lenders holding a majority in interest of the outstanding Term Loans.

          SECTION 21.  Credit Agreement.  Except as specifically amended hereby,
                       -----------------
the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 22.  Acknowledgment.  Each Lender acknowledges that on the
                       ---------------
Catalytica Combustion Release Date (a) Catalytica Combustion and each other Guarantor that, as of the Catalytica Combustion Release Date, is a subsidiary of Catalytica Combustion shall be automatically released from their obligations under the Guarantee Agreement in accordance with Section 10 of the Guarantee Agreement, (b) Catalytica Combustion and each other Guarantor that, as of the Catalytica Combustion Release Date, is a subsidiary of Catalytica Combustion shall be automatically released from their obligations under the Indemnity, Subrogation and Contribution Agreement in accordance with Section 8 of the Indemnity, Subrogation and Contribution Agreement, (c) Catalytica Combustion and each other Guarantor that, as of the Catalytica Combustion Release Date, is a subsidiary of Catalytica Combustion shall be automatically released from their obligations under the Pledge Agreement in accordance with Section 14 of the Pledge Agreement, (d) the security interest in the Collateral (as defined in the Pledge Agreement) granted by Catalytica Combustion and each other Guarantor that, as of the Catalytica Combustion Release Date, is a subsidiary of Catalytica Combustion shall be automatically released in accordance with Section 14 of the Pledge Agreement and (e) the security interest in the notes that evidence the intercompany loans that will be subject to the Conversion granted by Catalytica shall be automatically released in accordance with Section 14 of the Pledge Agreement. The Collateral Agent further acknowledges that (a) as soon as reasonably practicable after the Catalytica Combustion Release Date, the Collateral (as defined in the Pledge Agreement) pledged to the Collateral Agent for the benefit of the Secured Parties by Catalytica Combustion and each of its subsidiaries and in the physical possession of the Collateral Agent shall be returned to Catalytica Combustion and (b) as soon as reasonably practicable after the Catalytica Combustion Release Date, the Collateral Agent shall release the intercompany notes that evidence the intercompany loans that will be subject to the Conversion and return such notes to Catalytica.

          SECTION 23.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                       ---------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 24.  Counterparts.  This Amendment may be executed in two or
                       -------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 25.  Expenses.  The Borrower agrees to reimburse the
                       ---------
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                                CATALYTICA, INC.,

                                    by
                                        /s/  Lawrence W. Briscoe
                                        ----------------------------------------
                                        Name:  Lawrence W. Briscoe
                                        Title: CFO


                                CATALYTICA PHARMACEUTICALS, INC.,

                                    by
                                        /s/  Lawrence W. Briscoe
                                        ----------------------------------------
                                        Name:  Lawrence W. Briscoe
                                        Title: CFO


                                THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                                    by
                                        /s/  Joan F. Garvin
                                        ----------------------------------------
                                        Name:  Joan F. Garvin
                                        Title: Managing Director


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                    by
                                        /s/  Nicholas J. Campbell
                                        ----------------------------------------
                                        Name:  Nicholas J. Campbell
                                        Title: Vice President


                                BANQUE PARIBAS,

                                    by
                                        /s/  Don L. Unruh
                                        ----------------------------------------
                                        Name:  Don L. Unruh
                                        Title: Assistant Vice President
                                    by
                                        /s/  Stanley P. Berkman
                                        ----------------------------------------
                                        Name:  Stanley P. Berkman
                                        Title: Managing Director/ Western Region


                                COMERICA BANK,

                                    by
                                        /s/  Emmanuel M. Skevofilax
                                        ----------------------------------------
                                        Name:  Emmanuel M. Skevofilax
                                        Title: Assistant Vice President


                                COOPERATIVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                NEDERLAND", NEW YORK BRANCH,

                                    by
                                        /s/  Dana W. Hemenway
                                        ----------------------------------------
                                        Name:  Dana W. Hemenway
                                        Title: Vice President

                                    by
                                        /s/  W. Pieter C. Kodde
                                        ----------------------------------------
                                        Name:  W. Pieter C. Kodde
                                        Title: Vice President


                                DRESDNER BANK AG, New York Branch and Grand
                                Cayman Branch,

                                    by
                                        /s/  Christopher E. Sarisky
                                        ----------------------------------------
                                        Name:  Christopher E. Sarisky
                                        Title: Assistant Treasurer

                                    by
                                        /s/  John W. Sweeney
                                        ----------------------------------------
                                        Name:  John W. Sweeney
                                        Title: Assistant Vice President


                                FIRST UNION NATIONAL BANK,

                                    by
                                        /s/  Tom Cambern
                                        ----------------------------------------
                                        Name:  Tom Cambern
                                        Title: Senior Vice President

                                FLEET NATIONAL BANK,

                                    by
                                        /s/  Dorothy E. Bambach
                                        ----------------------------------------
                                        Name:  Dorothy E. Bambach
                                        Title: Senior Vice President


                                NATEXIS BANQUE (previously known as Banque
                                Francaise Du Commerce Exterieur),

                                    by
                                        /s/  Iain A. Whyte
                                        ----------------------------------------
                                        Name:  Iain A. Whyte
                                        Title: Vice President

                                    by
                                        /s/  Bennett C. Pozil
                                        ----------------------------------------
                                        Name:  Bennett C. Pozil
                                        Title: Vice President


                                THE BANK OF NOVA SCOTIA,

                                    by
                                        /s/  John Quick
                                        ----------------------------------------
                                        Name:  John Quick
                                        Title: Senior Relationship Manager


                                THE INDUSTRIAL BANK OF JAPAN, LIMITED,

                                    by
                                        /s/  Takahide Akiyama
                                        ----------------------------------------
                                        Name:  Takahide Akiyama
                                        Title: General Manager

                                THE MITSUBISHI TRUST AND BANKING CORPORATION,

                                    by
                                        /s/  Beatrice Kossodo
                                        ----------------------------------------
                                        Name:  Beatrice Kossodo
                                        Title: Senior Vice President


                                THE ROYAL BANK OF SCOTLAND PLC,

                                    by
                                        /s/  Derek Bonnar
                                        ----------------------------------------
                                        Name:  Derek Bonnar
                                        Title: Vice President

                                UNION BANK OF CALIFORNIA, N.A.,

                                    by
                                        /s/  Wanda Headrick
                                        ----------------------------------------
                                        Name:  Wanda Headrick
                                        Title: Vice President


                                WACHOVIA BANK, N.A.,

                                    by
                                        /s/  Charles S. Zimmerman
                                        ----------------------------------------
                                        Name:  Charles S. Zimmerman
                                        Title: Vice President